Basis of Presentation (Tables)	3 Months Ended
Jan. 31, 2021
Text Block [Abstract]
Summary of Interbank Offered Rate (IBOR) Reform
The following table presents quantitative information for financial instruments that referenced certain IBORs as at November 1, 2020 and are either due to mature after December 31, 2021 or demand facilities that will be subject to remediation to amend the benchmark interest rate.

(Canadian $ in millions)		November 1, 2020
	USD LIBOR	GBP LIBOR	Other (1)
Non-derivative assets (2)	98,112	868	1,225
Non-derivative liabilities (2)	7,435	692	-
Derivative notional amounts (3)(4)	1,570,534	20,972	6,702
Authorized and committed loan commitments (5)(6)	68,449	194	23,633

(1)	Includes CHF LIBOR, EONIA and JPY LIBOR
(2)	All amounts are presented based on contractual amounts outstanding with the exception of securities, in non-derivative assets, which are disclosed based on carrying value.
(3)
Notionals represent the amount to which a rate or price is applied in order to calculate the amount of cash that must be exchanged under the contract. Notional amounts do not represent assets or liabilities and therefore are not recorded in our Consolidated Balance Sheet.

(4)
Includes certain cross-currency swap positions where both the pay and receive leg currently reference an IBOR. For those derivatives, the table above includes the notional for both the pay and receive legs in the relevant columns aligning with the IBOR exposure.

(5)
Excludes personal lines of credit and credit cards that are unconditionally cancellable at our discretion. A large majority of these commitments expire without being drawn upon. As a result, the total contractual amounts may not be representative of the funding likely to be required for these commitments.

(6)
Other includes loan commitments where our customers have the option to draw from their facility in multiple currencies. Amounts drawn will be subject to prevailing interbank offered rates for the foreign currency, including those that are in scope of IBOR reform.